Central and South West Corporation                                    EXHIBIT 2
File No:  70-9119                                                   Page 1 of 2
Report For Period:  January 1, 2000  to March 31, 2000


C) Description of investments and expenditures made by CSW and/or Services in the EV Business:

    (i) Identify all other corporations, parties or joint ventures involved, the percentage of Services' investment in joint arragements, and a description of the activities being conducted:

      INVESTMENTS
      a)For the reporting period ending: March 31, 2000

              Parties Investing         Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------  -------------   ----------  --------------------------------

        NONE                                  0%           $ -        N/A




      b)For the cumulative period ending: March 31, 2000

              Parties Investing         Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------  -------------   ----------  --------------------------------

        NONE                                  0%           $ -        N/A






      EXPENDITURES

      a)For the reporting period ending: March 31, 2000

              Parties Investing         Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------  -------------   ----------  --------------------------------

        NONE                                  0%           $ -        N/A





      b)For the cumulative period ending: March 31, 2000

              Parties Investing         Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------  -------------   ----------  --------------------------------

        NONE                                  0%           $ -        N/A

Central and South West Corporation                                    EXHIBIT 2
File No:  70-9119                                                   Page 2 of 2
Report For Period:  January 1, 2000  to March 31, 2000


   Item C (cont'd)


   (ii)Third party financing used to finance EV Business activities:

       a)  For the reporting period ending:March 31, 2000

                                               Amount                     Purpose of
              Name of Third party             Financed                    Financing
           ---------------------------     ----------------    ---------------------------------
           NONE                                   $ -                N/A


       b)  For the cumulative period ending March 31, 2000

                                               Amount                     Purpose of
              Name of Third party             Financed                    Financing
           ---------------------------     ----------------    ---------------------------------

           NONE                                        $ -     N/A




   (iii) Financing obtained by CSW and/or Services in order to engage in EV Business activities:

           The EV Business is totally financed through a combination of internally generated funds and short-term debt by the parent company, Central and South West Corporation.